UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2011

CRESCENT FINANCIAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1005 High House Road
Cary, North Carolina 27513
(Address of principal executive offices)

 (919) 460-7770
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

Registration Rights Agreement

On November 18, 2011, Crescent Financial Bancshares, Inc. (the “Company”), entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Piedmont Community Bank Holdings, Inc. (“Piedmont”), in connection with the closing of the Investment (as defined below), pursuant to that certain Investment Agreement dated as of February 23, 2011, by and among Crescent Financial Corporation (predecessor of the Company), Crescent State Bank, a wholly-owned subsidiary of the Company (the “Bank”), and Piedmont (as amended, the “Investment Agreement”).   Under the Registration Rights Agreement, at Piedmont’s request, the Company will be required to use its commercially reasonable best efforts to file with, and cause to be declared effective by, the U.S. Securities and Exchange Commission (the “SEC”) up to two registration statements providing for the resale by Piedmont of the shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) which Piedmont owns or which Piedmont has the right to acquire upon conversion, exchange or exercise of any other securities issued by the Company.  The Registration Rights Agreement also provides Piedmont with customary piggyback registration rights.  The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.        Unregistered Sales of Equity Securities

On November 18, 2011, pursuant to, and in accordance with, the Investment Agreement, the Company completed the issuance and sale to Piedmont of 18,750,000 shares of Common Stock for aggregate consideration of $75,000,000 (the “Investment”).  The terms of the Investment Agreement (as well as the amendments thereto) were previously described in Current Reports on Form 8-K filed by Crescent Financial Corporation (predecessor of the Company) with the SEC on February 25, 2011 and November 7, 2011, and in the Solicitation/Recommendation Statement on Schedule 14D-9 filed by Crescent Financial Corporation with the SEC on November 8, 2011.  The issuance and sale of the shares of Common Stock are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.

Item 5.01.        Changes in Control of Registrant

The information set forth in Items 1.01 and 3.02 hereof is incorporated by reference into this Item 5.01.

On November 18, 2011, the Company and Piedmont completed the Investment.  The 18,750,000 shares of Common Stock issued to Piedmont represent approximately 66% of the issued and outstanding voting power in the Company immediately following the closing of the Investment.  The funding for this transaction came from funds previously raised in a private offering conducted by Piedmont.  Pursuant to the Investment Agreement and at the time of consummation of the Investment, J. Adam Abram (Chairman), David Brody, Alan Colner, Scott Custer, Thierry Ho, Steven J. Lerner, A. Wellford Tabor and Nicolas Zerbib were appointed to the board of directors of the Company (the “Company Board”).  Messrs. Brent D. Barringer, James A. Lucas, Jr., Charles A. Paul, III and Jon S. Rufty, currently members of the Company Board, will remain as such following the closing of the Investment.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2011, each of William H. Cameron, Michael G. Carlton, Kenneth A. Lucas, Francis R. Quis, Jr. and Stephen K. Zaytoun resigned as a member of the Company Board pursuant to the Investment Agreement, which resignations become effective at the time of consummation of the Investment.

On November 18, 2011, J. Adam Abram, David Brody, Alan Colner, Scott Custer, Thierry Ho, Steven J. Lerner, A. Wellford Tabor and Nicolas Zerbib were appointed to the Company Board.  Mr. Abram, Mr. Colner (Chair) and Mr. Lerner will be added to the Company’s Audit Committee and Mr. Abram (Chair), Mr. Brody, Mr. Colner, Mr. Custer, Mr. Ho and Mr. Zerbib will be added to the Company’s Risk Management Committee.  In addition, Mr. Abram, Mr. Ho, Mr. Lerner (Chair), Mr. Tabor and Mr. Zerbib will be added to the Company’s Compensation Committee.  All of the newly appointed directors will be added to the Company’s Nominating and Governance Committee.

All of the newly appointed directors to the Company Board are members of the board of directors of Piedmont.  In addition, pursuant to the Investment Agreement and at the time of consummation of the Investment, Mr. Brent D. Barringer, Mr. James A. Lucas, Jr., Mr. Charles A. Paul, III and Mr. Jon S. Rufty, each members of the Company Board, were appointed to the board of directors of Piedmont.

On November 18, 2011, Mr. Custer assumed the title of, and Mr. Carlton resigned as, Chief Executive Officer of the Company.  In addition, Mr. Carlton resigned as President of the Company.  Further information on Mr. Custer is provided below:

Scott Custer.  Mr. Custer, who is 54, is the President and Chief Executive Officer of Piedmont.  Prior to joining Piedmont in 2009, Mr. Custer served as Chairman and Chief Executive Officer of RBC Centura Bank, a banking corporation based in North Carolina, a position he held since 2004.  Mr. Custer is a member of the board directors of Piedmont, a position he has held since 2009.  Mr. Custer has not entered into an employment contract with the Company in connection with his appointment to the role of Chief Executive Officer of the Company. Mr. Custer is currently compensated through his employment with Piedmont, however, some or all of his compensation may be paid by the Company in the future.  Mr. Custer will be eligible to participate in benefit plans made available to other executive officers of the Company, such as being eligible for option grants and other awards under the Company’s 2006 Omnibus Stock Ownership and Long Term Incentive Plan.

Item 8.01.        Other Events

On November 18, 2011, the Company issued a Press Release relating to the completion of the Investment between Piedmont and the Company, which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
10.1
Registration Rights Agreement, dated November 18, 2011, by and between Piedmont Community Bank Holdings, Inc. and Crescent Financial Bancshares, Inc. (filed as Exhibit (d)(14) to the Schedule TO/A of Piedmont Community Bank Holdings, Inc., filed with the SEC on November 18, 2011 and incorporated by reference herein).

99.1
Joint Press Release of Piedmont Community Bank Holdings, Inc. and Crescent Financial Bancshares, Inc., dated November 18, 2011 (filed as Exhibit (a)(5)(iii) to the Schedule TO/A of Piedmont Community Bank Holdings, Inc., filed with the SEC on November 18, 2011 and incorporated by reference herein).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2011	CRESCENT FINANCIAL BANCSHARES, INC.
	By:	/s/ Scott Custer
	Name:	Scott Custer
	Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1
Registration Rights Agreement, dated November 18, 2011, by and between Piedmont Community Bank Holdings, Inc. and Crescent Financial Bancshares, Inc. (filed as Exhibit (d)(14) to the Schedule TO/A of Piedmont Community Bank Holdings, Inc., filed with the SEC on November 18, 2011 and incorporated by reference herein).

99.1
Joint Press Release of Piedmont Community Bank Holdings, Inc. and Crescent Financial Bancshares, Inc., dated November 18, 2011 (filed as Exhibit (a)(5)(iii) to the Schedule TO/A of Piedmont Community Bank Holdings, Inc., filed with the SEC on November 18, 2011 and incorporated by reference herein).